UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

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Power Integrations, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-23441	94-3065014
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5245 Hellyer Avenue

San Jose, California 95138-1002

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (408) 414-9200

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	POWI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of matters to a Vote of Security Holders

Power Integrations, Inc. (“Power Integrations” or the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on May 19, 2023. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for or against each matter, and the number of abstentions and broker non-votes with respect to each matter.

1.Power Integrations’ stockholders elected to the Board of Directors of the Company (the “Board”) each of the following seven nominees as directors to serve until the Company’s 2024 annual meeting of stockholders and until their successors are duly elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
Wendy Arienzo	52,147,421.79	647,159.00
Balu Balakrishnan	50,961,621.79	1,832,959.00
Nicholas E. Brathwaite	49,898,179.79	2,896,401.00
Anita Ganti	52,579,211.79	215,369.00
Nancy Gioia	52,647,385.79	147,195.00
Balakrishnan S. Iyer	49,647,009.79	3,147,571.00
Ravi Vig	52,671,538.79	123,042.00

There were 2,298,786.00 broker non-votes for this proposal.

2.Power Integrations’ stockholders approved, on an advisory basis, the compensation of Power Integrations’ named executive officers, as disclosed in Power Integrations’ proxy statement. The tabulation of votes on this matter was as follows:

Shares voted for:	50,162,079.81
Shares voted against:	2,307,697.98
Shares abstaining:	324,803.00
Broker non-votes:	2,298,786.00

3.Power Integrations’ stockholders indicated, on an advisory basis, a preference for a one-year frequency of stockholder advisory votes on the compensation of Power Integrations’ named executive officers. The tabulation of votes on this matter was as follows:

Shares voted for one year:	49,892,420.79
Shares voted for two years:	19,545.00
Shares voted for three years:	2,277,594.00
Shares abstaining:	237,724.00
Broker non-votes:	2,666,083.00

Consistent with the voting results, the Company has determined to hold an advisory vote on the compensation of the Company’s named executive officers annually until the next stockholder vote on the frequency of say-on-pay votes is required under Section 14A of the Securities Exchange Act of 1934, as amended.

4.Power Integrations’ stockholders ratified the selection by the Audit Committee of the Board of Deloitte & Touche LLP as the independent registered public accounting firm of Power Integrations for its fiscal year ending December 31, 2023. The tabulation of votes on this matter was as follows:

Shares voted for:	53,995,193.79
Shares voted against:	1,055,492.00
Shares abstaining:	42,681.00
Broker non-votes:	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

May 23, 2023	By:	/s/ SANDEEP NAYYAR
Sandeep Nayyar
Chief Financial Officer